SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (Date of earliest event reported):  November 19, 1999

                    AMERICAN HOME PRODUCTS CORPORATION
          (Exact name of registrant as specified in its charter)


        Delaware                     1-1225                13-2526821
(State or other jurisdiction     (Commission File        (IRS Employer
of incorporation)                    Number)          Identification No.)




Five Giralda Farms, Madison, New Jersey                       07940
(Address of Principal Executive Offices)                   (Zip Code)



    Registrant's telephone number, including area code:  973-660-5000

Item 5.  Other Events

          On November 19, 1999, pursuant to the provisions of the Memorandum of Understanding Concerning Settlement of Diet Drug Litigation, dated October 7, 1999, a copy of which was filed as Exhibit 99.2 to American Home Products Corporation's ("AHP") Form 8-K filed with the Securities and Exchange Commission on October 8, 1999, a nationwide class action settlement agreement (the "Settlement Agreement") was entered into to resolve litigation against AHP brought by people who used REDUX (dexfenfluramine) or PONDIMIN (fenfluramine). Settlement class members have certain rights to opt-out of the Settlement Agreement pursuant to its terms. Attached as Exhibit 99.1 is the press release announcing the Settlement Agreement and the commencement of a 120-day public notice period to reach settlement class members. Attached as Exhibit 99.2 is the Settlement Agreement, dated November 19, 1999, which definitively sets forth the terms of settlement including settlement class members' opt-out rights and is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits

     (c)  Exhibits

           (99.1) Press Release announcing Settlement Agreement and public notice period, dated November 23, 1999

           (99.2)    Settlement Agreement, dated November 19, 1999






































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

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMERICAN HOME PRODUCTS CORPORATION



                                  By: /s/ Gerald A. Jibilian
                                      ------------------------------
                                      Name:  Gerald A. Jibilian
                                      Title: Vice President





Dated:  November 24, 1999


































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

                              EXHIBIT INDEX


          (99.1) Press Release announcing Settlement Agreement and public notice period, dated November 23, 1999

          (99.2)   Settlement Agreement, dated November 18, 1999

















































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